                                                                    EXHIBIT 10.6

                            EAST WEST BANCORP, INC.

                           1998 STOCK INCENTIVE PLAN
                           -------------------------


          Section 1.  PURPOSE OF PLAN

          The purpose of this 1998 Stock Incentive Plan ("Plan") of East West Bancorp, Inc., a Delaware corporation (the "Company"), is to enable the Company and its subsidiaries to attract, retain and motivate their employees and consultants by providing for or increasing the proprietary interests of such employees and consultants in the Company, and to enable the Company and its subsidiaries to attract, retain and motivate nonemployee directors and further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interest of such directors in the Company.

          Section 2.  PERSONS ELIGIBLE UNDER PLAN

          Each of the following persons (each, a "Participant") shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder: (1) any employee of the Company or any of its subsidiaries, including any director who is also such an employee, (2) any director of the Company or any of its subsidiaries who is not also an employee of the Company or any of its subsidiaries (a "Nonemployee Director") and (3) any consultant of the Company or any of its subsidiaries.

          Section 3.  AWARDS

          (A) The Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of common stock of the Company ("Common Shares") or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

          (B) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

          (C) Awards may be issued, and Common Shares may be issued pursuant to an Award, for any lawful consideration as determined by the Committee, including, without limitation, services rendered by the recipient of such Award.

          (D) Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

               (i) a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, in whole or in part, by any one or more of the following:

                    (A)  the delivery of cash;

                    (B) the delivery of other property deemed acceptable by the Committee;

                    (C) the delivery of previously owned shares of capital stock of the Company (including "pyramiding") or other property; or

                    (D) a reduction in the amount of Common Shares or other property otherwise issuable pursuant to such Award;

               (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, a change of control of the Company (as defined by the Committee), an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 hereof; or

               (iii) a provision required in order for such Award to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (an "Incentive Stock Option"); provided, however, that no Award
                                              --------  -------
          issued to any consultant or any Nonemployee Director may qualify as an Incentive Stock Option.

          (e)  Notwithstanding anything to the contrary contained in this
Section 3, neither an Award nor any interest therein may be sold, assigned, transferred, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

          (f) All certificates evidencing Awards or Common Shares issued pursuant thereto should bear any legend determined by the Board or the Committee (as defined below) to be necessary or appropriate.

          Section 4.  STOCK SUBJECT TO PLAN

          (A) At any time, the aggregate number of Common Shares issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under this Plan shall not exceed 1,902,000 subject to adjustment as provided in
Section 7 hereof. In the case of stock options and stock appreciation rights, the maximum number of Common Shares with respect to which options or rights may be granted to any person during a calendar year shall be 1,902,000 shares.

          (B) For purposes of Section 4(a) hereof, the aggregate number of Common Shares issued and issuable pursuant to Awards granted under this Plan shall at any time be deemed to be equal to the sum of the following:

              (i) the number of Common Shares that were issued prior to such time pursuant to Awards granted under this Plan, other than Common Shares that were subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

              (ii) the number of Common Shares that were otherwise issuable prior to such time pursuant to Awards granted under this Plan, but that were withheld by the Company as payment of the purchase price of the Common Shares issued pursuant to such Awards; plus

              (iii) the maximum number of Common Shares that are or may be issuable at or after such time pursuant to Awards granted under this Plan prior to such time.

          Section 5.  DURATION OF PLAN

          No Awards shall be made under this Plan after June 25, 2008. Although Common Shares may be issued after June 25, 2008 pursuant to Awards made prior to such date, no Common Shares shall be issued under this Plan after June 25, 2008.

          Section 6.  ADMINISTRATION OF PLAN

          (A) This Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board") consisting of two or more directors, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and who otherwise comply with the requirements of Rule 16b-3; provided, however, that before the
                                            --------  -------
registration of the Common Shares under Section 12 of the Exchange Act, grants of Awards may, in the absence of action of the Committee, be made by the entire Board.

          (B) Subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

               (i) adopt, amend and rescind rules and regulations relating to this Plan;

               (ii) determine which persons are Participants and to which of such Participants, if any, Awards shall be granted hereunder;

               (iii) grant Awards to Participants and determine the terms and conditions thereof, including the number of Common Shares issuable pursuant thereto;

               (iv) determine whether, and the extent to which adjustments are required pursuant to Section 7 hereof;

               (v) interpret and construe this Plan and the terms and conditions of any Award granted hereunder; and

               (vi) certify in writing prior to payment of compensation that the performance goals and any other material terms of an Award were in fact satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made are treated as a written certification.

          Section 7.  ADJUSTMENTS

          If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Awards theretofore granted under this Plan and (ii) the maximum number and type of shares or other securities that may be issued pursuant to Awards thereafter granted under this Plan.

          Section 8.  AMENDMENT AND TERMINATION OF PLAN

          The Board may amend or terminate this Plan at any time and in any manner, provided that no such amendment or termination shall deprive the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto.

          Section 9.  EFFECTIVE DATE OF PLAN

          This Plan shall be effective as of the latter of the date upon which it was approved by the Board of Directors of the Company and the date on which it was approved by the holders of a majority of the voting securities of the Company.

          Section 10. GOVERNING LAW

          This Plan and any Award granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

                            EAST WEST BANCORP, INC.

                    1998 NON-QUALIFIED STOCK OPTION PROGRAM
                    FOR OFFICERS AND INDEPENDENT CONTRACTORS


     This 1998 Non-Qualified Stock Option Program for Officers and Independent Contractors ("Program") sets forth the terms and conditions under which options to purchase shares of common stock of East West Bancorp, Inc., a Delaware corporation (the "Company"), may be granted from time to time to officers and independent contractors of the Company or one or more of its subsidiaries.

     WHEREAS, the Board of Directors of the Company adopted the 1998 Stock Incentive Plan (the "1998 Stock Incentive Plan") under which the Board of Directors, or a committee of the Board of Directors of the Company administering the 1998 Stock Incentive Plan (the "Committee"), may from time to time approve the grant to employees, directors and independent contractors of the Company or one or more of its subsidiaries of options to purchase shares of the common stock of the Company (the "Common Stock"); and

     WHEREAS, this Program sets forth the terms and conditions of Options (as defined below) granted to officers and independent contractors of the Company or one or more of its subsidiaries ("Participants").

     NOW, THEREFORE, this Program is as follows:

     1.   Grants Of Options; Certain Terms and Conditions.  The Company may from
          -----------------------------------------------
time to time grant to Participants, options to purchase shares of Common Stock ("Option Shares"), which grants shall be evidenced by a written certificate of the Company delivered to the Participant setting forth the number of Option Shares granted, the Date of Grant, the Exercise Price per share, the Expiration Date by which the options must be exercised, and the Annual Vesting Rate (the "Options"). Unless indicated otherwise on the certificate delivered to a Participant, Options shall expire at 5:00 p.m., California time, on the Expiration Date indicated on the certificate. On each anniversary of the Date of Grant to a Participant, the Participant's Options that are exercisable to purchase, and that shall become vested, shall be the number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares subject to the grant multiplied by the Annual Vesting Rate for the granted Options.

This Program and all Options granted under this Program are subject to all of the terms and conditions of the 1998 Stock Incentive Plan. Options granted under this Program are not intended to qualify as incentive stock options under
Section 422 of the Internal Revenue Code of 1986, as amended.

     2.   Acceleration and Termination of Options.
          ---------------------------------------

     (A)  Change of Control.  A Participant's Options shall become fully vested
          -----------------
and exercisable upon the date of a Change of Control (as hereinafter defined), if the date on which the Participant's employment with the Company and all of its subsidiaries terminates (such event shall be referred to as the "Termination of Employment") does not occur before the Change in Control. "Change of Control" shall mean the first to occur of the following events:

          (I) any date upon which the directors of the Company who were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of the Company;

          (II) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 51% or more of the voting power of the Company (a "51% Stockholder"); provided, however, that the terms "person"
                                      --------  -------
and "entity," as used in this clause (B), shall not include (1) the Company or any of its subsidiaries, (2) any employee benefit plan of the Company or any of its subsidiaries, (3) any entity holding voting securities of the Company for or pursuant to the terms of any such plan or (4) any person or entity who was a 51% Stockholder on the date of adoption of the Program by the Board; or

          (III) a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the purpose of which is (A) to change the Company's domicile solely within the United States or (B) the formation of a holding company in which the shareholders of the holding company after its formation are substantially the same as for the Company prior to the holding company formation), the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property or a different kind of securities.

     (B)  Termination of Employment.
          -------------------------

          (I)   Retirement. If a Participant's Employment is Terminated by
                ----------
reason of the Participant's retirement in accordance with the Company's then-current retirement policy ("Retirement"), then (A) the portion of the Participant's Options that have not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Options shall terminate upon the earlier of the date three (3) months after the date of such Termination of Employment and the Expiration Date.

          (II)  Death or Permanent Disability.  If a Participant's Employment is
                -----------------------------
Terminated by reason of the death or Permanent Disability (as hereinafter defined) of the Participant, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. A Participant shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that a Participant does or does not have a Permanent Disability shall be final and binding upon the Company and the Participant.

          (III) Other Termination.  If a Participant's Employment is Terminated
                -----------------
for any reason other as set forth in clauses (i) and (ii) above, including termination by voluntary resignation, then (A) the portion of the Participant's Options that have not vested on or prior to the date of Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Options shall terminate upon the earlier of the date three (3) months after the date of such Termination of

Employment and the Expiration Date.

     (C)  Death Following Termination of Employment.  Notwithstanding anything
          -----------------------------------------
to the contrary contained in this Program, if a Participant shall die at any time after the Termination of his or her Employment and prior to the Expiration Date, then the remaining vested portion of that Participant's Options shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

     (D)  Other Events Causing Acceleration of Option.  The Committee, in its
          -------------------------------------------
sole discretion, may accelerate the exercisability of a Participant's Options at any time and for any reason.

     (E)  Other Events Causing Termination of Option.  Notwithstanding anything
          ------------------------------------------
to the contrary contained in this Program, a Participant's Options shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the shareholders of the Company:

          (I)  the dissolution or liquidation of the Company; or

          (II) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

     3.   Adjustments.  In the event that the outstanding securities of the
          -----------
class then subject to Options are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Options to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Options; provided, however, that any such adjustments in the
                         --------  -------
Options shall be made without changing the aggregate Exercise Price of the then unexercised portion of Options granted under this Program.

     4.   Exercise.
          --------

     (A) Options of a Participant shall be exercisable during the Participant's lifetime only by the Participant or by his or her guardian or legal representative, and after the Participant's death only by the person or entity entitled to do so under the Participant's last will and testament or applicable intestate law. A Participant's Options may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; provided, however, that payment of such aggregate Exercise Price
             --------  -------
may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined below) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

     (B) The "Fair Market Value" of a Common Share on any date (the "Determination Date") shall be equal to the closing price per Common Share on the business day immediately preceding the Determination Date, as reported in The Wall Street Journal, Western Edition, or, if no closing price was so reported for such immediately preceding business day, the closing price for the next preceding business day for which a closing price was so reported, or, if no closing price was so reported for any of the 30 business days immediately preceding the Determination Date, the average of the high bid and low asked prices per Common Share on the business day immediately preceding the Determination Date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if the Common Shares were not quoted by any such organization on such immediately preceding business day, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Common Shares selected by the Board. If Common Shares are not registered on the Determination Date under applicable rules of the Securities and Exchange Commission, the Fair Market Value shall be determined by the Board of Directors upon consultation with an investment banker familiar with the Company and the market for its shares.

     5.   Payment of Withholding Taxes.  If the Company becomes obligated to
          ----------------------------
withhold an amount on account of any tax imposed as a result of the exercise of Options by a Participant, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then the Participant shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company, or by shares of Company stock owned by the Participant or otherwise distributable pursuant to the exercise of the Option (except that, if shares are used to satisfy such withholding obligation, the Company may impose such reasonable restrictions relating to the delivery of the shares as may be necessary to avoid the Company incurring a charge to earnings as a result of such use of shares).

     6.   Notices.  All notices and other communications required or permitted
          -------
to be given pursuant to this Program shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 415 Huntington Drive, San Marino, California 91108, Attention: Corporate Secretary, or to a Participant at the Participant's work or home address as set forth on the records of the Company.

     7.   Stock Exchange Requirements; Applicable Laws. Notwithstanding anything
          --------------------------------------------
to the contrary in this Program, no shares of stock purchased upon exercise of Options, and no certificate representing all or any part of such shares, shall be issued or delivered if (i) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (ii) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

     8.   Nontransferability.  Neither Options nor any interest therein may be
          ------------------
sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred by a Participant in any manner other than by will or the laws of descent and distribution.

     9.   Program.  Options granted pursuant to this Program are subject to all
          -------
the terms and conditions of the Program, as the same may be amended from time to time by the Company. The Company shall have the right to amend the Program at any time and in any manner without the consent of or prior notice to

Participants; provided, however, that no such amendment shall deprive a
              --------  -------
Participant, without his or her consent, of Options or of any of a Participant's rights under this Program. The interpretation and construction by the Committee of the 1998 Stock Incentive Plan, this Program, the Options and such rules and regulations as may be adopted by the Committee for the purpose of administering the 1998 Stock Incentive Plan and this Program shall be final and binding upon all Participants. Until a Participant's Options shall have expired, terminated or exercised in full, the Company shall, upon written request therefor, send a copy of the Program, in its then-current form, to the Participant.

     10.  Shareholder Rights.  No person or entity shall be entitled to vote,
          ------------------
receive dividends or be deemed for any purpose the holder of any Option Shares until the Options shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Program.

     11.  Employment or Contract Rights.  No provision of this Program or of the
          -----------------------------
Options granted hereunder shall (i) confer upon a Participant any right to continue in the employ of the Company or any of its subsidiaries or to continue under any employment or other contract that may exist between a Participant and the Company, (ii) affect the right of the Company and each of its subsidiaries to terminate the employment or contract of a Participant, with or without cause, or (iii) confer upon a Participant any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Program.

     12.  Governing Law.  This Program and the Options granted hereunder shall
          -------------
be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

                            EAST WEST BANCORP, INC.

                            1998 SPIRIT OF OWNERSHIP
                NON-QUALIFIED STOCK OPTION PROGRAM FOR EMPLOYEES



     This 1998 Spirit of Ownership Non-Qualified Stock Option Program for Employees ("Program") sets forth the terms and conditions under which options to purchase shares of common stock of East West Bancorp, Inc., a Delaware corporation (the "Company"), may be granted from time to time to employees of the Company or one or more of its subsidiaries.

     WHEREAS, the Board of Directors of the Company adopted the 1998 Stock Incentive Plan (the "1998 Stock Incentive Plan") under which the Board of Directors, or a committee of the Board of Directors of the Company administering the 1998 Stock Incentive Plan (the "Committee"), may from time to time approve the grant to employees, directors and independent contractors of the Company or one or more of its subsidiaries of options to purchase shares of the common stock of the Company (the "Common Stock"); and

     WHEREAS, this Program sets forth the terms and conditions of Options (as defined below) to be granted to employees of the Company or one or more of its subsidiaries ("Participants") under the Spirit of Ownership Program.

     NOW, THEREFORE, this Program is as follows:

     1.   Grants Of Options; Certain Terms and Conditions.  The Company intends
          -----------------------------------------------
to grant once a year, for a maximum of three years with respect to any one Participant, to each Participant who is employed on a full time or part time basis on August 15 of each calendar year, options to purchase 50 shares of Common Stock ("Option Shares"), with the aggregate options granted to any one employee under this Program subject to a maximum grant of 150 Option Shares. The Date of Grant for the options ("Options") granted each year shall be August 15. The Exercise Price per share shall be the Fair Market Value (as defined below) of the Option Shares as of the Date of Grant, which price has been determined by the Board of Directors to be $10.00 per share for Options granted as of August 15, 1998. The Expiration Date of Options granted each year, the date by when Options must be exercised, shall be 5:00 p.m., California time, on the date ten
(10) years from the Date of Grant. The Annual Vesting Rate for Options shall be 33 1/3% per year, such that on each anniversary of the Date of Grant to a Participant, the Participant's Options that are exercisable to purchase, and that shall become vested, shall be the number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares subject to the grant multiplied by the Annual Vesting Rate.

The Company shall keep records of all Options awarded under this Program and periodically report to Participants the amount of vested and unvested Options held by the Participant. Options granted hereunder will not be evidenced by certificates or other instruments or other documents delivered to Participants but will be evidenced by the records of the Company.

Annual grants for any year are subject to approval by the Board of Directors and to the availability of shares. This Program and all Options granted under this Program are subject to all of the terms and conditions of the 1998 Stock Incentive Plan. Options granted under this Program are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

     2.   Acceleration and Termination of Options.
          ---------------------------------------


     (A)  Change of Control.  A Participant's Options shall become fully vested
          -----------------
and exercisable upon the date of a Change of Control (as hereinafter defined), if the date on which the Participant's employment with the Company and all of its subsidiaries terminates (such event shall be referred to as the "Termination of Employment") does not occur before the Change in Control. "Change of Control" shall mean the first to occur of the following events:

          (I) any date upon which the directors of the Company who were last nominated by the Board of Directors (the "Board") for election as directors cease to constitute a majority of the directors of the Company;

          (II) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 51% or more of the voting power of the Company (a "51% Stockholder"); provided, however, that the terms "person"
                                      --------  -------
and "entity," as used in this clause (B), shall not include (1) the Company or any of its subsidiaries, (2) any employee benefit plan of the Company or any of its subsidiaries, (3) any entity holding voting securities of the Company for or pursuant to the terms of any such plan or (4) any person or entity who was a 51% Stockholder on the date of adoption of the Program by the Board; or

          (III) a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the purpose of which is (A) to change the Company's domicile solely within the United States or (B) the formation of a holding company in which the shareholders of the holding company after its formation are substantially the same as for the Company prior to the holding company formation), the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property or a different kind of securities.

     (B)  Termination of Employment.
          -------------------------

          (I)   Retirement. If a Participant's Employment is Terminated by
                ----------
reason of the Participant's retirement in accordance with the Company's then-current retirement policy ("Retirement"), then (A) the portion of the Participant's Options that have not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Options shall terminate upon the earlier of the date three (3) months after the date of such Termination of Employment and the Expiration Date.

          (II)  Death or Permanent Disability.  If a Participant's Employment is
                -----------------------------
Terminated by reason of the death or Permanent Disability (as hereinafter defined) of the Participant, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. A Participant shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that a Participant does or does not have a Permanent Disability shall be final and binding upon the Company and the Participant.


          (III) Other Termination.  If a Participant's Employment is Terminated
                -----------------
for any reason other as set forth in clauses (i) and (ii) above, including termination by voluntary resignation, then (A) the portion of the Participant's Options that have not vested on or prior to the date of Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Options shall terminate upon the earlier of the date three (3) months after the date of such Termination of Employment and the Expiration Date.

     (C)  Death Following Termination of Employment.  Notwithstanding anything
          -----------------------------------------
to the contrary contained in this Program, if a Participant shall die at any time after the Termination of his or her Employment and prior to the Expiration Date, then the remaining vested portion of that Participant's Options shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

     (D)  Other Events Causing Acceleration of Option.  The Committee, in its
          -------------------------------------------
sole discretion, may accelerate the exercisability of a Participant's Options at any time and for any reason.

     (E)  Other Events Causing Termination of Option.  Notwithstanding anything
          ------------------------------------------
to the contrary contained in this Program, a Participant's Options shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the shareholders of the Company:

          (I)  the dissolution or liquidation of the Company; or

          (II) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

     3.   Adjustments.  In the event that the outstanding securities of the
          -----------
class then subject to Options are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Options to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Options; provided, however, that any such adjustments in the
                         --------  -------
Options shall be made without changing the aggregate Exercise Price of the then unexercised portion of Options granted under this Program.

     4.   Exercise.
          --------


          (A) Options of a Participant shall be exercisable during the Participant's lifetime only by the Participant or by his or her guardian or legal representative, and after the Participant's death only by the person or entity entitled to do so under the Participant's last will and testament or applicable intestate law. A Participant's Options may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price together with payment in full of such aggregate Exercise Price (i) in cash or by check payable to the Company; (ii) by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined below) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock or (iii) to the extent then permitted by law, by delivery of instructions directing that the Company withhold from the total number of shares of Common Stock to be delivered upon exercise a number of shares, the Fair Market Value of which on the date of exercise equals the Exercise Price of the shares of Common Stock subject to the Option plus all applicable withholding taxes, and to deliver the balance, if any, of the shares of Common Stock to the Participant.

          (B) Subject to the following sentence, in lieu of the receipt of shares of Common Stock, a Participant may elect to receive payment in cash of an amount determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock at the date of exercise over the Exercise Price of the Option by (ii) the number of shares with respect to which the Option is exercised (a "Stock Appreciation Right" or "SAR"). Notwithstanding any other provision of the Program, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act.

          (C) The "Fair Market Value" of a Common Share on any date (the "Determination Date") shall be equal to the closing price per Common Share on the business day immediately preceding the Determination Date, as reported in The Wall Street Journal, Western Edition, or, if no closing price was so reported for such immediately preceding business day, the closing price for the next preceding business day for which a closing price was so reported, or, if no closing price was so reported for any of the 30 business days immediately preceding the Determination Date, the average of the high bid and low asked prices per Common Share on the business day immediately preceding the Determination Date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if the Common Shares were not quoted by any such organization on such immediately preceding business day, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Common Shares selected by the Board. If Common Shares are not registered on the Determination Date under applicable rules of the Securities and Exchange Commission, the Fair Market Value shall be determined by the Board of Directors upon consultation with an investment banker familiar with the Company and the market for its shares.

     5.   Payment of Withholding Taxes.  If the Company becomes obligated to
          ----------------------------
withhold an amount on account of any tax imposed as a result of the exercise of Options by a Participant, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then the Participant shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company, or by shares of Company stock owned by the Participant or otherwise distributable pursuant to the exercise of the Option (except that, if shares are used to satisfy such withholding obligation, the Company may impose such reasonable restrictions relating to the delivery of the shares as may be necessary to avoid the Company incurring a charge to earnings as a result of such use of shares).

     6.   Notices.  All notices and other communications required or permitted
          -------
to be given pursuant to this Program shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 415 Huntington Drive, San Marino, California 91108, Attention: Corporate Secretary, or to a Participant at the Participant's work or home address as set forth on the records of the Company.

     7.   Stock Exchange Requirements; Applicable Laws. Notwithstanding anything
          --------------------------------------------
to the contrary in this Program, no shares of stock purchased upon exercise of Options, and no certificate representing all or any part of such shares, shall be issued or delivered if (i) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (ii) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

     8.   Nontransferability.  Neither Options nor any interest therein may be
          ------------------
sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred by a Participant in any manner other than by will or the laws of descent and distribution.

     9.   Program.  Options granted pursuant to this Program are subject to all
          -------
the terms and conditions of the Program, as the same may be amended from time to time by the Company. The Company shall have the right to amend the Program at any time and in any manner without the consent of or prior notice to Participants; provided, however, that no such amendment shall deprive a
              --------  -------
Participant, without his or her consent, of Options or of any of a Participant's rights under this Program. The interpretation and construction by the Committee of the 1998 Stock Incentive Plan, this Program, the Options and such rules and regulations as may be adopted by the Committee for the purpose of administering the 1998 Stock Incentive Plan and this Program shall be final and binding upon all Participants. Until a Participant's Options shall have expired, terminated or exercised in full, the Company shall, upon written request therefor, send a copy of the Program, in its then-current form, to the Participant.

     10.  Shareholder Rights.  No person or entity shall be entitled to vote,
          ------------------
receive dividends or be deemed for any purpose the holder of any Option Shares until the Options shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Program.

     11.  Employment or Contract Rights.  No provision of this Program or of the
          -----------------------------
Options granted hereunder shall (i) confer upon a Participant any right to continue in the employ of the Company or any of its subsidiaries or to continue under any employment or other contract that may exist between a Participant and the Company, (ii) affect the right of the Company and each of its subsidiaries to terminate the employment or contract of a Participant, with or without cause, or (iii) confer upon a Participant any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Program.

     12.  Governing Law.  This Program and the Options granted hereunder shall
          -------------
be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.